Supplement Dated October 27, 2023 to
the Prospectus dated May 1, 1998 for
Mainsail Variable Annuity

Effective November 1, 2023, the address for Symetra Life Insurance Company will be changed. Therefore the following changes are made to the Prospectus.

The third sentence under the fifth paragraph on the cover page of the prospectus is replaced with the following:

You may request a free copy of the SAI, a paper copy of this prospectus (if you have received it in an electronic format) or a prospectus for any of the underlying Portfolios, by calling us at 1-800-796-3872, contacting us at PO Box 674423, Houston, TX 77267-4423, or emailing us at regulatoryreports@symetra.com.

The definition of Inquiries found in the prospectus is replaced with the following.

INQUIRIES - All inquiries should be directed as follows:
For general correspondence, all written communications, including additional Purchase Payments, and other transactional inquiries, please contact us at:

Symetra Life Insurance Company
PO Box 674423
Houston, TX 77267-4423

We will not deem correspondence, including transactional inquiries and Purchase Payments, sent to any other address as received by us until they are picked up at the address listed above and delivered to our processing office.

For overnight mail:
Symetra Life Insurance Company
14710 John F Kennedy Blvd, Suite 140
Houston, TX 77032-3725

By Phone: 1-800-796-3872

On the Internet: www.symetra.com
www.symetra.com/regulatoryreports

Email: regulatoryreports@symetra.com